Exhibit 33.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Center Bancorp, Inc. (the "Company") on Form 10-K for the year ended December 2003 filed with the Securities and Exchange Commission (the "Report"), I, Anthony C. Weagley, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     3. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     4. The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and the consolidated result of operations of the Company for the periods presented.

Dated: March 15, 2004



                                                       /s/ ANTHONY C. WEAGLEY
                                                       ------------------------
                                                       Anthony C. Weagley
                                                       Treasurer and Chief
                                                       Financial Officer




                         Center Bancorp Inc., Form 10-K